================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

        Date of report (Date of earliest event reported): April 11, 2006

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Pennsylvania              000-50054              23-2679963

     (State or other          (Commission File       (I.R.S. Employer
     jurisdiction of              Number)            Identification No.)
     incorporation or
      organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On and effective April 11, 2006, the Board of USA Technologies, Inc. ("USA") approved a revised and restated Code of Business Conduct and Ethics (the "Code") that applies to all employees, officers and directors of USA.

      The revisions consist of technical and non-substantive amendments as well as the addition of the following:

      o Section 6, titled "Conflict of Interest and Corporate Opportunities," clarifies USA's policy on conflicts of interest by providing some instances when conflicts may arise, and by requiring employees, officers and directors to disclose such conflicts.

      o Section 6 was also added to clarify that the use of USA property, information or position for personal gain is improper.

      o The restated Code provides for a Compliance Officer who will be responsible for enforcement of the Code.

      The revised and restated Code is annexed to this report as Exhibit 14.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            14.1  USA Technologies, Inc. Code of Business Conduct and Ethics

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA TECHNOLOGIES, INC.

                                        By: /s/ George R. Jensen, Jr.
                                            ----------------------------
                                                George R. Jensen, Jr.
                                                Chief Executive Officer

Dated:  April 17, 2006

                                  EXHIBIT INDEX

Exhibit No.     Description

14.1            USA Technologies, Inc. Code of Business Conduct and Ethics